Exhibit 99.2

United Community Banks, Inc. Investor Presentation First Quarter 2010 Strong Bank. Strong Service. Strong Future. Jimmy C. Tallent President & CEO Rex S. Schuette EVP & CFO rex_schuette@ucbi.com (706) 781-2266 David P. Shearrow EVP & CRO

This presentation contains forward-looking statements, as defined by Federal Securities Laws, including statements about financial outlook and business environment. These statements are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to United Community Banks, Inc.'s Annual Report filed on Form 10-K with the Securities and Exchange Commission. Cautionary Statement 2

This presentation also contains non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). Such non-GAAP financial measures include the following: net interest margin - pre credit, core fee revenue, core operating expense, core earnings, net operating (loss) income and net operating (loss) earnings per share, tangible common equity to tangible assets, tangible equity to tangible assets and tangible common equity to risk-weighted assets. The most comparable GAAP measures to these measures are: net interest margin, fee revenue, operating expense, net (loss) income, diluted (loss) earnings per share and equity to assets. Management uses these non-GAAP financial measures because we believe it is useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance. Management believes these non-GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as comparison to financial results for prior periods. These non-GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies. For a reconciliation of the differences between our non-GAAP financial measures and the most comparable GAAP measures, please refer to the 'Non-GAAP Reconcilement Tables' at the end of the Appendix of this presentation. We have not reconciled tangible common equity to tangible assets and core earnings to the extent such numbers are presented on a forward-looking basis based on management's internal stress test or SCAP methodology. Estimates that would be required for such reconciliations cannot reliably be produced without unreasonable effort. 3 Non-GAAP Measures

Highlights First Quarter Credit Sale of $100 Million NPAs Sale of Consulting Services Business Core Earnings Capital 4

5 LOAN PORTFOLIO & CREDIT QUALITY

Structure Centralized underwriting and approval process Segregated work-out teams Highly skilled ORE disposition group Seasoned regional credit professionals Process Continuous external loan review Intensive executive management involvement: Weekly past due meetings Weekly NPA/ORE meetings Quarterly criticized watch loan review meetings Quarterly pass commercial and CRE portfolio review meetings Internal loan review of new credit relationships Ongoing stress testing... commenced in 2007 Policy Ongoing enhancements to credit policy Periodic updates to portfolio limits 6 Proactively Addressing Credit Environment

North Georgia Atlanta MSA Western North Carolina Coastal Georgia Gainesville MSA Eastern Tennessee East 0.36 0.28 0.15 0.08 0.07 0.05 Geographic Diversity 7 Loan Portfolio (total $5.0 billion)

Atlanta MSA North Georgia Western North Carolina Coastal Georgia Gainesville MSA Eastern Tennessee East 0.37 0.3 0.09 0.09 0.09 0.06 Commercial Construction Owner-Occupied Income Producing C & I East 15 38 32 15 Geographic Diversity Average Loan Size CRE: $444k C&I: $71k Comm. Constr. $684k 8 Commercial Loans (total $2.5 billion)

54% owner-occupied Typical owner-occupied: small business, doctors, dentists, attorneys, CPAs $12 million project limit 60% LTV (1) $444k average loan size Portfolio Characteristics (1) Loan balance as of Mar 31, 2010 / most recent appraisal (in millions) Mar 31, 2010 % of Loan Type Amount Total Office Buildings $ 399 22 % Small Businesses 388 22 Single-Unit Retail/Strip Centers 221 12 Small Warehouses/Storage 173 10 Churches 122 7 Hotels/Motels 118 7 Convenience Stores 83 5 Franchise / Restaurants 77 4 Multi-Residential Properties 65 4 Farmland 46 3 Multi-Unit Retail 40 2 Miscellaneous 33 2 Total Commercial Real Estate $ 1,765 9 Commercial Real Estate (by loan type)

$684k Average loan size Average LTVs (1) Land Dev-Improved: 45% Raw Land-Unimpr: 47% Comm Land Dev: 59% Total: 53% Portfolio Characteristics (1) Loan balance as of Mar 31, 2010 / most recent appraisal (in millions) Mar 31, 2010 % of Loan Type Amount Total Land Development - Vacant (Improved) $ 114 32 % Raw Land - Vacant (Unimproved) 99 28 Commercial Land Development 50 14 Office Buildings 31 9 Retail Buildings 13 3 Churches 3 1 Miscellaneous 47 13 Total Commercial Construction $ 357 10 Commercial Construction (by loan type)

North Georgia Western North Carolina Atlanta MSA Coastal Georgia Gainesville MSA Eastern Tennessee East 0.39 0.26 0.14 0.08 0.07 0.06 Mortgage Home Equity East 73 27 Geographic Diversity Avg loan size: $47k Avg loan size: $77k Origination Characteristics No broker loans No sub-prime / Alt-A 85% of HE > 680 FICO Policy Max LTV: 80-85% 11 Residential Mortgage (total $1.4 billion)

North Georgia Atlanta MSA Western North Carolina Coastal Georgia Gainesville MSA Eastern Tennessee East 0.48 0.24 0.16 0.06 0.04 0.02 Geographic Diversity Developing Spec: $243k Sold: $159k Develop.: $773k Raw: $316k Lot: $134k Average Loan Size Lot Spec Sold Developing Raw East 0.34 0.16 0.08 0.3 0.12 Construction Land 12 Residential Construction (total $960 million) $ in millions

13 Atlanta MSA (residential construction)

14 North Georgia MSA (residential construction)

(in millions) 1Q10 4Q 09 3Q 09 2Q 09 1Q 09 Net Charge-offs $ 56.7 $ 84.6 $ 90.5 $ 58.3 $ 43.3 as % of Average Loans 4.51% 6.37% 6.57% 4.18% 3.09 % Allowance for LL $ 173.9 $ 155.6 $ 150.2 $ 145.7 $ 144.0 as % of Total Loans 3.48% 3.02% 2.80% 2.64% 2.56 % as % of NPLs 62 59 49 51 56 as % of NPLs - Adjusted (1) 142 190 149 82 117 as % of NPLs - Adjusted Proforma(2) 233 Past Due Loans (30 - 89 Days) 2.17% 1.44% 2.02% 1.61% 1.67 % Non-Performing Loans $ 280.8 $ 264.1 $ 304.4 $ 287.8 $ 259.1 OREO 136.3 120.8 110.6 104.8 75.4 Total NPAs $ 417.1 $ 384.9 $ 415.0 $ 392.6 $ 334.5 as % of Total Assets 5.32% 4.81% 4.91% 4.63% 4.09 % as % of Loans & OREO 8.13 7.30 7.58 6.99 5.86 Excluding loans with no allocated reserve Excluding loans with no allocated reserve and loans sold to Fletcher 15 Credit Quality

(1) Based on simple average of the four quarters 16 Net Charge-offs by Loan Category

Note: Dollars in thousands (1) Based on simple average of the four quarters 17 Net Charge-offs by Market

18 NPAs by Loan Category and Market

Imputed Stress Test - Estimated Credit Losses Through December 2010 (1) Represents the SCAP - Selected Banks Scenario modified to reflect the characteristics of United Community Banks existing loan portfolio. (2) Based on average projected losses per loan category (More Adverse Scenario) for BB&T Corporation, Fifth Third Bancorp, Regions Financial Corporation and SunTrust Banks, Inc. as per the Board of Governors of the Federal Reserve System (2009) "The Supervisory Capital Assessment Program: Overview of Results" (3) Represents the mid-point of the indicative loss rates by loan category as per the Board of Governors of the Federal Reserve System (2009) "The Supervisory Capital Assessment Program: Overview of Results" 19 Credit Quality - SCAP Analysis

Imputed Stress Test - Projected Capital Ratios 20 Credit Quality - SCAP Analysis

21 FINANCIAL RESULTS

22 Core Earnings Summary - First Quarter 2010

4Q 08 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 Net Interest Margin 0.027 0.0308 0.0328 0.0339 0.034 0.0349 0.0043 0.0045 0.0052 0.0058 0.0064 0.0066 Net Interest Margin Margin improvement 9 bps vs. 4Q09 41 bps vs. 1Q09 Improved CD pricing Maintained loan pricing 1Q Excess liquidity - lowered Margin by 18 bps NIM Characteristics 3.53% 3.80% 3.97% 4.04% NIM NIM - Pre Credit (1) (1) Excluding impact of nonaccrual loans, OREO and interest reversals 3.13% 4.15% 23 Net Interest Margin

4Q08 1Q 09 2Q 09 3Q09 4Q09 1Q10 Lost Interest on C/Os 0.0007 0.0007 0.001 0.0015 0.0017 0.002 Nonaccrual/OREO 0.0016 0.0022 0.0023 0.0027 0.0027 0.0026 Interest Reversals 0.002 0.0016 0.0019 0.0016 0.002 0.002 Historically 8 to 12 bps Credit cycle - significant drag on margin and earnings Lost interest (avg. yield) on loans charged off - Replace with new loans after credit cycle Carry costs high with level of NPAs Cost 1Q10 vs. Historical - 54 bps (potential annual earnings impact of $38 million by lowering to historical levels) Credit Costs Impacting Margin ..58% ..64% ..66% ..52% Lost Interest on C/Os Interest Reversals Carry Cost of NPAs ..45% 24 ..43% Margin - Credit Costs

As of March 31, 2010 Demand & NOW MMDA & Sav. Time <$100k Time >$100k Public Funds Brokered East 1490 907 1636 1059 684 711 25 Deposit Mix (total $6.5 billion)

$ in millions 1Q 09 1Q 10 Geographic Diversity Atlanta MSA North Georgia Western North Carolina Gainesville MSA Coastal Georgia Eastern Tennessee 1Q10 892 650 445 150 140 120 1Q09 767 606 410 126 131 110 Atlanta MSA North Georgia Western North Carolina Gainesville MSA Coastal Georgia Eastern Tennessee 26 Core Transaction Deposits

27 Net Operating Loss - First Quarter 2010

28 Net Loss - First Quarter 2010

29 Capital Ratios (as percentages)

30 APPENDIX

Assets $7.8 Billion Deposits $6.5 Billion Banks 27 Offices 107 31 United at a Glance

32 Experienced Proven Leadership Joined Years in UCBI Banking Jimmy Tallent President & CEO 1984 37 Guy Freeman Chief Operating Officer 1994 50 Rex Schuette Chief Financial Officer 2001 33 David Shearrow Chief Risk Officer 2007 29 Glenn White President, Atlanta Region 2007 36 Craig Metz Marketing 2002 18 Bill Gilbert Retail Banking 2000 34

Business and operating model Twenty-seven "community banks" Local CEOs with deep roots in their communities Resources of $7.8 billion bank Service is point of differentiation Golden rule of banking "The Bank That SERVICE Built" Ongoing customer surveys 90+% satisfaction rate (Record 95% in March 2010) Strategic footprint with substantial banking opportunities Operates in a number of the more demographically attractive markets in the U.S. Disciplined growth strategy Organic supported by de novos and selective acquisitions 33 "Community bank service, large bank resources"

34 Robust Demographics (fast growing markets)

1 FDIC deposit market share and rank as of 6/09 for markets where United takes deposits. Source: SNL and FDIC 35 Market Share Opportunities (excellent growth prospects)

36 Leading Demographics

37 Small Business Market Growth Number of Businesses with 1 - 49 Employees

38 Business Mix Loans (at quarter-end)

39 Business Mix Loans (at year-end)

40 Residential Construction - Total Company

41 Residential Construction - Atlanta MSA

42 Residential Construction - North Georgia

43 Loans - Markets Served (at quarter-end)

44 Loans - Markets Served (at year-end)

Legal lending limit $199 House lending limit 20 Top 25 relationships 7.8% of total loans 387 Regional credit review Standard Underwriting (in millions) 45 Lending - Credit Summary (as of March 31, 2010)

46 NPAs by Loan Category, Market, and Activity

47 Net Charge-offs by Category and Market

48 Liquidity - Loans / Deposits

49 Liquidity - Wholesale Borrowings

50 Business Mix - Deposits (at quarter-end)

FBR Capital (Market Perform - Nov 19, 2009) Sandler O'Neill & Partners (Hold - Apr 5, 2010) FIG Partners (Market Perform - Jan 29, 2010) Soleil (Tenner Investment Research) (Hold - Apr 13, 2010) Keefe, Bruyette & Woods (Market Perform - Apr 5, 2010) Stephens, Inc. (Equal Weight - Feb 2, 2010) Macquarie Capital (USA) (Neutral - Jan 29, 2010) Sterne Agee & Leach, Inc. (Neutral - Apr 15, 2010) Raymond James & Associates (Outperform 2 - Apr 5, 2010) SunTrust Robinson Humphrey (Buy - Apr 5, 2010) 51 Analyst Coverage

Southern Community Bank ($ in millions) Purchased - June 19, 2009 Nine years old - Enhances presence in southside metro Atlanta markets Four banking offices in southside metro Atlanta MSA - Fayetteville, Coweta and Henry counties 54 employees (Reduced by 17 after conversion in September 2009) $208 in customer deposits, including $53 core deposits FDIC assisted transaction: 80% guarantee on $109 loss threshold, 95% above Fully discounted bid with no credit exposure Accounted for credit related items (at FMV) as "covered assets" on balance sheet 1Q10 4Q09 2Q09 Loans $ 79 $ 85 $ 110 OREO 32 34 25 FDIC receivable 58 67 95 Total Covered Assets $ 169 $ 186 $ 230 Pre-tax gain on acquisition of $11.4 Accretive to earnings per share in 2009 52

Discontinued Operations - Restated Income Statement 53 Page 1 of 2

54 Page 2 of 2 Discontinued Operations - Restated Income Statement

55 Non-GAAP Reconciliation Tables

56 Non-GAAP Reconciliation Tables

United Community Banks, Inc. Investor Presentation First Quarter 2010 Copyright 2010 United Community Banks, Inc. All rights reserved.